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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 22, 2001


                                  SCIOS INC.
                   _________________________________________
               (Exact Name of Registrant as Specified in Charter)


         Delaware                              0-11749                       95-3701481
----------------------------         ----------------------              -----------------
(State or Other Jurisdiction        (Commission File Number)             (I.R.S. Employer
        of Incorporation)                                               Identification No.)



                  820 West Maude Avenue, Sunnyvale, CA  94086
         ------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (408) 616-8200
              --------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
                   -----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

          The exhibit listed in Item 7 below is filed herewith in connection with Scios Inc.'s Registration Statement on Form S-3 (Registration No. 333-53928) and hereby incorporated by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

           The following exhibit is filed as part of this Report:

           No.      Exhibit
           ---      -------
           1.1      Form of Underwriting Agreement

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SCIOS INC.


                       By:  /s/ John H. Newman
                            -------------------------
                            John H. Newman
                            Senior Vice President, General Counsel and Secretary


Date:  June 22, 2001

                                       3
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                                 EXHIBIT INDEX

No.       Exhibit
---       -------
1.1       Form of Underwriting Agreement